Income Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes
Income Taxes

Note 11

Income Taxes

EUR’000	2023	2022	2021
Income tax expense
Tax expense attributable to profit is made up of:
Utilisation of non-recognised tax losses offset against Danish Tonnage Tax expense	—	—	(13)
Total Income tax expense	—	—	(13)

An expansion of the Danish tonnage tax regime to cover wind farm installation vessels was passed in January 2020 with retroactive effect from 2017, inclusive.

On 15 December 2020, Cadeler A/S received a binding ruling from the Danish Tax Authorities. According to this, Cadeler A/S was able to apply the Danish Tonnage Taxation after the listing of the shares 27 November 2020. Management applied the Danish Tonnage Taxation since 2021. The recorded tonnage tax expense for 2023 in Denmark and Cyprus amount to EUR 0 thousand and EUR 5 thousand respectively (2022: EUR 0 thousand and EUR 5 thousand respectively; 2021: EUR - 13 thousand and EUR 5 thousand respectively).

Cadeler A/S also has material tax losses from previous periods available for carry forward. Such tax losses can be utilised against future tonnage taxation income and other income, which does not qualify for tonnage taxation. The tax value of tax losses to be carried forward as of 31 December 2023 are approximately EUR 13 million (EUR 13 and EUR 12 million as of 31 December 2022 and 2021, respectively) and have not been recognised as it is not considered probable that the tax loss will be utilised. The tax losses are not subject to expiration.

The Company operates in several countries. The Group’s annual tax positions are based on taxable income, statutory rates and allowances, transfer pricing assumptions and the interpretation of the tax laws in the various jurisdictions of its operations.

Such positions require significant judgment and the use of estimates and assumptions regarding significant future events such as the amount, timing and tax characterisation of certain transactions, changes in tax laws and treaties, and the timing and amount of profitability in each location in any given year.

Additionally, certain of our entities enter into agreements with other of our entities to provide specialised services and equipment to their operations. However, in some jurisdictions the interpretation of tax laws relating to the pricing of transactions between related parties could potentially result in tax authorities asserting additional tax liabilities with no offsetting tax recovery in other jurisdictions.

The Company’s tax filings may be subject to regular audits by the tax authorities as applicable to local law. These audits may result in assessments for additional taxes that are resolved with the authorities or, potentially, through the courts. Due to the uncertain and complex application of tax regulations, the ultimate resolution of audits may result in liabilities that could be materially different from these estimates. In such an event, the Company will record additional tax expense or tax benefit in the period in which such resolution occurs.

The Company reviewed the carrying amount of deferred tax assets at the reporting date and assessed if sufficient taxable profits will be available to allow a deferred tax asset to be utilised either in full or in part. To assess the availability of future taxable profits, management estimates future revenues and costs, capital allowances and tax planning opportunities.

After consideration of all the information available, including its historical operating losses over the last three years, management believes that sufficient uncertainty exists with respect to future realisation of deferred tax assets and therefore has not been recognised. The Company assess that such deferred tax assets do not meet the recognition criteria until it can sustain a level of taxable profitability that demonstrates its ability to realise these assets.

Deferred tax

Deferred tax relates to the following:

EUR’000	2023	2022	2021
Reconciliation of deferred tax liabilities, net
Beginning of financial year	—	—	—
Acquisition of businesses	10,321	—	—
Exchange differences	(130)	—	—
31 December 2023	10,191	—	—

Deferred tax positions as at 31 December 2023 relates to vessels.

Effective Tax Rate	2023		2022		2021
	EUR’000%		EUR’000%		EUR’000%
Tax expense attributable to profit is made up of:
Accounting profit before income tax	11,498		35,541		7,450
Adjustment regarding tonnage taxed income	(11,498)		(35,541)		(7,450)
Accounting profit before income tax relating to Corporation Tax	—		—		—
Calculated tax at statutory tax rate in Denmark, 22%	—	22	—	22	—	22
Tax impact from:
Change in impairment of deferred tax assets in the year	—	22	—	22	(13)	22
Income tax expense, reported	—	—	—	—	(13)	—
Effective tax rate (%)	0.0%		0.0%		0.0%